Exhibit 10.1

FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO CREDIT AGREEMENT

This Forbearance Agreement and Second Amendment to Credit Agreement (this “Agreement”) is entered into as of the __th day of April, 2016, by and between BIOANALYTICAL SYSTEMS, INC., an Indiana corporation (the “Company”) and THE

HUNTINGTON NATIONAL BANK, a national banking association (the “Bank”).

RECITALS:

A. Pursuant to the terms and conditions of a certain Credit Agreement dated as of May 14, 2014 by and between the Company and the Bank, as amended by a First Amendment to Credit Agreement dated as of May 14, 2015, such Credit Agreement, as so amended, hereinafter (the “Loan Agreement”), the Bank agreed to make to the Company (i) loans (collectively, the “Revolving Loans”) up to the maximum aggregate sum of $2,000,000 under a revolving line of credit and (ii) a term loan in the principal amount of $5,500,000 (the “Term Loan,” and together with the Revolving Loans, collectively the “Loans”).

B. To evidence the Revolving Loans, on or about May 14, 2014, the Company executed and delivered to the Bank a certain Promissory Note (Revolving Loan) in the original principal sum of $2,000,000.00 (the “Revolving Note”).

C. To evidence the Term Loans, on or about May 14, 2014, the Company executed and delivered to the Bank a certain Promissory Note (Term Loan) in the original principal sum of $5,500,000.00 (the “Term Note”, and together with the Revolving Note hereinafter sometimes collectively the “Notes”).

D. In connection with the Term Loan, on May 14, 2014, the Company and the Bank entered into a certain ISDA 2002 Master Agreement and related schedules, and thereafter, on May 16, 2014, the Company and the Bank entered into a Confirmation pursuant thereto (all of the foregoing documents are hereinafter collectively referred to as the “Swap Agreement”).

E. To secure all of its Obligations (as that term is defined in the Loan Agreement) to the Bank, the Company executed and delivered to the Bank a certain Security Agreement dated as of May 14, 2014 (the “Security Agreement”), pursuant to which the Company granted the Bank a security interest in substantially all of the Company’s personal property assets, whether then owned or thereafter acquired, including without limitation accounts, chattel paper, deposit accounts, documents, goods, equipment, general intangibles and inventory, and all proceeds of, products of and supporting obligations of the foregoing (all of the foregoing collectively the “Existing Collateral”).

F. The Bank perfected the security interests granted to it pursuant to the Security Agreement by filing a UCC-1 financing statement with the Indiana Secretary of State.

G. To further secure all of its Obligations (as that term is defined in the Loan Agreement) to the Bank, the Company executed and delivered to the Bank a certain Mortgage, Security Agreement, Assignment of Rents and Fixture Filing dated as of May 14, 2014 (the “West Lafayette Mortgage”), pursuant to which the Company granted the Bank a mortgage, security interest and assignment of rents with respect to certain real property located in West Lafayette, Indiana (the “West Lafayette Property”).

H. In consideration of the Bank entering into the Loan Agreement, BAS EVANSVILLE, INC., an Indiana corporation (the “Guarantor”), agreed, pursuant to a certain Guaranty Agreement dated as of May 14, 2014 (the “Guaranty”), to unconditionally guarantee the repayment of all obligations owing from the Company to the Bank, including the Company’s obligations under the Loan Agreement;

I. To secure the Guarantor’s obligations to the Bank, including its obligations under the Guaranty, the Guarantor executed and delivered to the Bank a certain Mortgage, Security Agreement, Assignment of Rents and Fixture Filing dated as of May 14, 2014 (the “Mt. Vernon Mortgage”), pursuant to which the Company granted the Bank a mortgage, security interest and assignment of rents with respect to certain real property located in Mt. Vernon, Indiana (the “Mt. Vernon Property”).

J. The Bank continues to be the holder of the Notes and the Loan Agreement (such documents, as amended, together with the Security Agreement, the West Lafayette Mortgage, the Guaranty and the Mt. Vernon Mortgage, and all other agreements, documents and instruments related thereto or at any time evidencing or securing the Loans, are hereinafter collectively referred to as the “Loan Documents”).

K. As of March 24, 2016, the Company owes to the Bank the principal sum of $1,772,750.39 on the Revolving Loans and the principal sum of $4,059,528.00 on the Term Loan, together with accrued interest, fees, expenses, reimbursement obligations and other charges and obligations pursuant to the Loan Documents, including without limitation attorneys’ fees (collectively the “Indebtedness”).

L. The Company has acknowledged the existence of Events of Default under the terms of the Loan Documents resulting from (i) the Company’s failure to comply with Section 5(g)(i) of the Loan Agreement with regard to its Fixed Charge Coverage Ratio for the Test Period ending December 31, 2015, and (ii) the Company’s failure to comply with Section 5(g)(ii) of the Loan Agreement with regard to its Maximum Total Leverage Ratio for the Test Period ending December 31, 2015 (collectively, the “Designated Defaults”).

M. By reason of the existence of the Designated Defaults, the Bank has no obligation to make additional advances under the Loan Agreement and the Bank has full legal right to exercise its rights and remedies under the Loan Documents and under applicable law. Such remedies include, but are not limited to, the right to repossession and sale, foreclosure, or use, as the case may be, of the Collateral.

N. The Company has requested that the Bank agree to forbear for a specific period of time from exercising its rights and remedies under the Loan Documents and under applicable law pursuant to the terms of this Agreement. The Bank is willing to forbear from the exercise of its remedies under the Loan Documents and under applicable law, but only on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the recitals and mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Defined Terms. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Documents.

2. Forbearance. Subject to the provisions of this Agreement, absent a breach or default under this Agreement (a “Default”), and except as otherwise provided herein, the Bank shall refrain from taking any action to foreclose or recover the Collateral or otherwise initiate collection proceedings against the Company or the Collateral from the effective date of this Agreement through and including June 30, 2016 (the “Forbearance Period”) on account of the Designated Defaults or any other failure of the Company to comply with Sections 5(g)(i) or 5(g)(ii) of the Loan Agreement. The Company acknowledges and agrees that, notwithstanding the foregoing and except as modified by this Agreement, (a) the Bank reserves the right to enforce each and every term of this Agreement and the Loan Documents; (b) the Bank is under no duty or obligation of any kind or any nature to grant the Company any additional period of forbearance beyond the Forbearance Period; (c) the Bank’s actions in entering into this Agreement shall not be construed as a waiver or relinquishment of, or estoppel to assert, any of the Bank’s rights under the Loan Documents or under applicable law; and (d) the Bank’s actions in entering into this Agreement are without prejudice to the Bank’s right to pursue any and all remedies available to it upon expiration of the Forbearance Period or immediately upon the occurrence of a Default. Notwithstanding any other provision of this Agreement or any other Loan Document to the contrary, the Designated Defaults shall continue to constitute an Event of Default under the Loan Agreement for purposes of Sections 5(c) (allowing for unlimited audits).

3. Revolving Loans. The Company acknowledges that, as a result of the Designated Defaults, the Bank is no longer obligated to make Revolving Loans under the Loan Agreement. Notwithstanding the foregoing, during the Forbearance Period and so long as no Default has occurred, the Bank hereby agrees to continue to make Revolving Loans under the Loan Agreement, subject to the terms of the Loan Agreement as modified by this Agreement.

4. Amendment of Loan Agreement.

(a) Revolving Loan Maturity. The definition of “Revolving Loan Maturity Date” in Section 1 of the Loan Agreement is hereby amended and restated in its entirety to now read:

“Revolving Loan Maturity Date” means June 30, 2016.

(b) Term Loan Maturity. The Loan Agreement is hereby amended such that each reference to “May 5, 2019” contained in Section 2(b)(ii), is deleted and replaced with “June 30, 2016”.

5. Amendment of Other Loan Documents. All other Loan Documents (including but not limited to the Notes), are hereby amended to the extent necessary (i) to reflect a maturity date for the Revolving Loan and Revolving Note of June 30, 2016, and (ii) to reflect a maturity date for the Term Loan and Term Note of June 30, 2016.

6. Minimum EBITDA. In addition to the financial covenants set forth in the Loan Agreement, the Company shall not permit its EBITDA in a cumulative amount beginning on January 1, 2016 until the date specified below to be less than the following:

March 31, 2016	$111,272
April 30, 2016	$15,272
May 31, 2016	($157,092)

Within fifteen 15 days following each of the foregoing dates, the Company shall deliver to the Bank a certificate of the Chief Financial Officer or other appropriate officer of the Company demonstrating compliance by the Company with the financial covenants set forth in this Section, which certificate must be in such form and detail as may be reasonably satisfactory to the Bank.

7. Replacement Financing. The Company shall take commercially reasonable efforts to obtain financing sufficient to repay the Indebtedness in full upon the expiration of the Forbearance Period. On or before the 30th day of each month, the Company shall provide or cause to be provided to the Bank a report on its efforts and progress in obtaining such replacement financing. The Company shall provide or cause to be provided to the Bank copies of all loan proposals, term sheets or offers within five days of the receipt by the Company or its investment bank.

8. Termination of Commercial Card Account Agreement. The Borrower shall take all actions necessary to terminate that certain Commercial Card Account Agreement between the Borrower and the Bank (the “Commercial Card Account Agreement”) such that the termination will be effective on or before the expiration of the Forbearance Period. The Borrower shall follow the requirements of the Commercial Card Account Agreement with regard to such termination, including the requirement to provide notice to the Bank and shall cause any outstanding balance on the Account (as such term is defined in the Commercial Card Account Agreement) to be paid in full on or before the date of such termination.

9. Additional Reporting. In addition to the reporting requirements contained in the Loan Documents, during the Forbearance Period, the Company shall provide or cause to be provided to the Bank in form reasonably satisfactory to the Bank: (i) on or before Monday of each week, an updated 13-week cash flow forecast for the Company that includes actual versus projected results for the preceding week, in a form reasonably satisfactory to the Bank; (ii) on or before the 15th day of each month, financial statements and reports for the Company on a monthly and year-to-date basis, including an income statement, balance sheet, statement of cash flows, an accounts receivable aging report, and an accounts payable aging report; and (iii) such other financial information as may be reasonably requested by the Bank.

10. Loan Documents in Effect. All terms and conditions of the Loan Documents, and the liens and security interests granted thereby, shall remain in full force and effect after the consummation of the transactions contemplated herein, except as modified herein.

11. Confirmation of Security Interests and Liens. The Company hereby acknowledges, reaffirms, grants, pledges and assigns to the Bank, to secure the prompt and full payment and complete performance of all Obligations, a security interest in the Company’s right, title and interest in all present and future (a) accounts, accounts receivable, contract rights, chattel paper, electronic chattel paper, payment intangibles, healthcare receivables, instruments, promissory notes, supporting obligations and other forms of obligations and property securing rights to payment, negotiable and non-negotiable documents, notes, drafts, acceptances, amounts owing from the provision of services or the license of Intellectual Property, and other forms of obligations, all books, records, ledger cards, computer programs, and other documents or property, including without limitation such items which are evidencing or relating to the accounts and inventory; (b) goods and inventory, wherever located, goods held for sale or lease, furnished under any contract of service or held as raw materials, work in process or supplies, and all materials used or consumed in the business of the Company, and shall include all right, title and interest of the Company in any property, the sale or other disposition of which has given rise to Accounts and which has been returned to or repossessed or stopped in transit by the Company; (c) (i) equipment, including without limitation machinery, manufacturing, distribution, selling, data processing and office equipment, assembly systems, tools, molds, dies, fixtures, appliances, furniture, furnishings, vehicles, vessels, aircraft, aircraft engines, and trade fixtures, (ii) other tangible personal property, and (iii) any and all accessions, parts and appurtenances attached to any of the foregoing or used in connection therewith, and any substitutions therefor and replacements, products and proceeds thereof; (d) trade names, trademarks, trade secrets, service marks, data bases, software and software systems, including the source and object codes, information systems, discs, tapes, customer lists, telephone numbers, credit memoranda, goodwill, patents, patent applications, patents pending, copyrights, royalties, literary rights, licenses and franchises; (e) general intangibles, income and other tax refunds, proceeds of insurance, eminent domain and condemnation awards, choses in action, commercial tort claims, preference recoveries and all claims in respect of transfers of any kind, all transfers by states and governmental units of states, letter of credit rights and proceeds of letters of credit, franchise rights, installment contracts, and any and all policies or certificates of insurance, goods, cash and property, which now or hereafter are at any time in the possession or control of the Bank or in transit by mail or carrier to or from the Bank, or in the possession of any third party acting on the Bank’s behalf, without regard to whether the Bank received the same in pledge for safekeeping, as agent for collection or transmission or otherwise, or whether the Bank has conditionally released the same; (f) investment property, including without limitation securities, whether certificated or uncertificated, securities entitlements, securities accounts, commodities contracts and commodities accounts; (g) deposit accounts, whether general, special, time, demand, provisional, or final, all cash or monies wherever located, any and all deposits or other sums at any time due to the Company; and (h) cash and non-cash proceeds, substitutions, replacements, additions and accessions to any Collateral, all insurance proceeds, all documents, negotiable documents, documents of title, warehouse receipts, storage receipts, dock receipts, dock warrants, express bills, freight bills, airbills, bills of lading and other documents relating to any Collateral, and all products thereof. The Company further represents, warrants and agrees that as of the date hereof, there are no claims, set-offs or defenses to the Obligations or the Bank’s exercise of any rights or remedies available to it as a creditor in realizing upon the Collateral or the Loan Documents, or under applicable law. In addition, the Company has not assigned any claim, set-off, or defense to any person, individual, or entity.

12. Swap Agreement. Notwithstanding anything herein to the contrary, the Borrower acknowledges and agrees that the Designated Defaults are and shall continue to constitute Events of Default under the Swap Agreement such that the Bank may immediately, upon the earlier of (a) the end of the Forbearance Period or (b) the occurrence of a Default, designate an Early Termination Date (as defined in the Swap Agreement) and that, upon the occurrence of such Early Termination Date, the Borrower will be obligated to pay the Early Termination Amount (as defined in the Swap Agreement) and all other amounts owing under the Swap Agreement as a result of such Early Termination Date.

13. Use of Collateral. During the Forbearance Period, the Company shall be permitted to use the Collateral in the conduct of their business, as long as such use is not inconsistent with the Loan Documents and this Agreement.

14. Foreclosure of Collateral. Upon the earlier of (a) the end of the Forbearance Period or (b) the occurrence of a Default, the Bank shall have the right to foreclose, sell, lease or otherwise dispose of the Collateral, all in accordance with the terms of the Loan Documents, this Agreement, and applicable law. The Company hereby consents and agrees to such foreclosure, sale, lease or other disposition of the Collateral by the Bank, its agent, or its designee. The Company hereby waives, renounces and forever relinquishes all right to notice prior to disposition of the Collateral required by the Loan Documents or applicable law.

15. Conditions Precedent to Effectiveness of Agreement. The Company understands that this Agreement shall not be effective, and the Bank shall have no obligation to forbear from exercising any rights or remedies, unless and until each of the following conditions precedent has been satisfied not later than the respective date set forth below, or waived by the Bank (in its sole discretion), for whose sole benefit such conditions exist, with the Bank’s determination as to whether they have been timely satisfied being conclusive absent manifest error:

(a) On or before April 22, 2016, the Company shall have executed and delivered to the Bank this Agreement;

(b) On or before April 22, 2016, the Company shall have remitted to the Bank $24,965.04 in reimbursement of the Bank’s expenses in connection with the Loans, which consists of $5,900 appraisal fee for the West Lafayette Property, a $3,600 appraisal fee for the Mt. Vernon Property, and $15,465.04 in legal fees and expenses;

(c) On or before April 22, 2016, the Company shall have remitted to the Bank a loan forbearance fee in the amount of $15,900.00 (the “Forbearance Fee”), which is fully earned and nonrefundable upon execution of this Agreement;

(d) On or before April 22, 2016, the Company shall have executed and delivered to the Bank for filing in (i) the United States Copyright Office, a short-form copyright security agreement in the form attached hereto as Annex 1 (Form of Short Form Copyright Security Agreement), (ii) in the United States Patent and Trademark Office, a short-form patent security agreement in the form attached hereto as Annex 2 (Form of Short Form Patent Security Agreement) and (iii) the United States Patent and Trademark Office, a short-form trademark security agreement in form attached hereto as Annex 3 (Form of Short Form Trademark Security Agreement);

(e) On or before April 22, 2016, the Guarantor shall have executed and delivered the attached Reaffirmation and Consent of Guarantor;

(f) [On or before April 22, 2016, the Company shall have executed and delivered to the Bank a collateral assignment of its key man life insurance policy on the life of Jacqueline M. Lemke, being Policy No. ____________ issued by ________________________ in the amount of $_______; and]

(g) [On or before April 22, 2016, the Company shall have designated the Bank as loss payee on its disability insurance policy on Jacqueline M. Lemke with ___________, being Policy No. ______________ in the amount of up to $_________.]

16. Representations and Warranties. To induce the Bank to enter into this Agreement, the Company represents and warrants to the Bank as follows:

(a) Recitals. The Recitals in this Agreement are true and correct in all respects;

(b) Organization. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Indiana;

(c) Authority. The Company has full corporate power and authority to execute, deliver, and perform this Agreement and has taken all corporate or limited liability company action required by law, its articles of incorporation or organization, code of regulations or operating agreement, and any other governing documents to authorize the execution and delivery of this Agreement. This Agreement is the legal, valid, and binding obligation of the Company enforceable against it in accordance with its terms;

(d) Consents and Approvals. No consent or approval of any party is required in connection with the execution and delivery of this Agreement by the Company, and the execution and delivery of this Agreement does not (a) contravene or result in a breach or default under the Company’s articles of incorporation or organization, code of regulations or operating agreement, other governing documents, or any other agreement or instrument to which the Company is a party or by which any of its properties are bound, or (b) violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award applicable to the Company; and

(e) Continuing Representations. Except in respect of the Designated Defaults, all representations and warranties contained in the Loan Documents are true and correct as of the date of this Agreement. The Loan Documents represent unconditional, absolute, valid, and enforceable obligations against the Company. The Company does not have a right of setoff or recoupment, counterclaim, claims or defenses against the Bank or any other person or entity that would or might affect the enforceability of any provisions of any of the Loan Documents or the collectability of sums advanced by the Bank in connection with the Indebtedness. The Company understands and acknowledges that the Bank is entering into this Agreement in reliance upon, and in partial consideration for, these acknowledgments and representations, and agrees that such reliance is reasonable and appropriate.

17. Other Covenants. Unless the Bank otherwise consents in writing, during the Forbearance Period, the Company will do all of the following:

(a) Comply with all requirements of all the Loan Documents to the extent not inconsistent with this Agreement;

(b) Ensure that the Bank is fully informed at all times of all material developments or events relating to the operation of the Company’s businesses, including changes in key personnel, or the manner of operating the businesses; and

(c) Take any and all reasonable actions of any kind or nature whatsoever, either directly or indirectly, that are necessary to prevent the Bank from suffering a loss with respect to the Indebtedness, the Collateral, or the Loan Documents or of any rights or remedies of the Bank with respect to the Indebtedness, the Collateral, the Loan Documents or this Agreement in the event of a Default by the Company under this Agreement or any of the Loan Documents (or the ability to exercise any such rights or remedies).

18. Default. A Default shall exist under this Agreement if any one or more of the following events shall have occurred:

(a) Except with respect to the Designated Defaults or any other failure of the Company to comply with Sections 5(g)(i) and 5(g)(ii) of the Loan Agreement, any breach or default in or failure to perform or observe any term, condition, or covenant set forth in, or any Event of Default under any of the Loan Documents, or any other document previously, now, or hereafter executed and delivered by the Company to the Bank shall occur after the date hereof, including but not limited to any failure of the Company to pay when due any principal or interest owing under the Loan Documents or any default in the performance of any obligation under Sections 5 or 6 of the Loan Agreement; or

(b) Any breach or default in performance by the Company of any of the agreements, terms, conditions, covenants, warranties or representations set forth in this Agreement;

(c) Any representation, warranty, acknowledgement, or agreement of the Company in this Agreement was false or misleading in any respect when made;

(d) (i) The Company shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, readjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Company any case, proceeding or other action of a nature referred to in clause (i) above that results in the entry of an order for relief or any such adjudication or appointment; or (iii) there shall be commenced against the Company any case, proceeding or other action seeking issuance of a writ of attachment, execution, distraint, or similar process against all or any substantial part of its assets, which results in the entry of an order for any such relief; or (iv) the Company shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clauses (i), (ii) or (iii) above; and

(e) The Bank, in its sole, good faith discretion, determines that a material adverse change has occurred after the date hereof in the financial condition, operations or business of the Company, or in the value of the Collateral or the Bank’s interest in the Collateral.

19. Remedies Upon a Default. Immediately upon the occurrence of a Default, and notwithstanding anything to the contrary set forth herein or in any of the Loan Documents, (a) the Bank shall not be obligated to make any disbursements or advances to the Company, including any Revolving Loans, (b) the Bank shall have the right to accelerate the maturity of the Loans, (c) the Bank shall have the right to charge interest on any and all Obligations at a rate equal to five hundred (500) basis points above the non-default interest rate that would otherwise be in effect, regardless of whether such Obligation is accelerated or otherwise past due, and (d) the Bank shall have the rights and remedies set forth in the Loan Documents and in any other document previously, now or hereafter executed and delivered to the Bank by the Company, the rights and remedies contained in this Agreement, and all rights and remedies existing under applicable law. All rights and remedies shall be cumulative and not exclusive, and the Bank shall have the right to exercise any and all other rights and remedies that may be available. Any action by the Bank against any property or party shall not serve to release or discharge any other security, property, or person in connection with this transaction.

20. Indemnification. In addition to any other obligation of indemnification, the Company hereby assumes responsibility and liability for, and hereby holds harmless and indemnifies the Bank from and against, any and all, by way of example but without limitation, liabilities, demands, obligations, injuries, costs, damages (direct, indirect, or consequential), awards, charges, expenses, payments of money and attorneys’ fees, incurred or suffered, directly or indirectly, by the Bank and/or asserted against the Bank, by any person or entity whatsoever, including the Company arising out of this Agreement, or any document executed in connection herewith, or the relationship between or among the parties hereto, or the exercise of any right or remedy, including the realization, disposition or sale of the Collateral, or any portion thereof, or the exercise of any right in connection therewith, for which the Bank may be liable, for any reason whatsoever except for the Bank’s own acts of gross negligence or willful misconduct. Any such obligation of indemnification shall be considered part of the Indebtedness, as that term is defined in this Agreement.

21. Waiver of Suretyship Defenses. The Company hereby waives the defenses of impairment of collateral for the obligations currently evidenced by the Notes, waives the defenses of impairment of a person against whom the Bank has any right of recourse, and waives any defenses of any accommodation maker, and consents that without discharging the Company, the time for payment and any other provision of this Agreement or the Loan Documents may be extended or modified an unlimited number of times before or after maturity without notice to it.

22. Consent to Relief from Automatic Stay. The Company agrees that if it shall (a) file with any bankruptcy court of competent jurisdiction or be the subject of any petition under Title 11 of the United States Code, as amended, (b) be the subject of any order for relief issued under such Title 11 of the United States Code, as amended, (c) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency or other relief for debtors, (d) seek consent to or acquiesce in the appointment of any trustee, receiver, conservator or liquidator, (e) be the subject of any order, judgment or decree entered by any court of competent jurisdiction approving a petition filed against it for any reorganization, arrangement, composition, readjustment, liquidation, disillusionment or similar relief under any present or future federal or state act or law relating to bankruptcy and insolvency, or relief for debtors, the Bank shall thereupon be entitled to relief from any automatic stay imposed by Section 362 of Title 11 of the United States Code, as amended, or from any other stay or suspension of remedies imposed in any other manner with respect to the exercise of the rights and remedies otherwise available to the Bank under the terms of this Agreement and the Loan Documents, and the Company shall consent to any such relief sought by the Bank. The Company agrees that upon the occurrence of a Default, the Bank shall be entitled to appointment of a receiver for the Collateral on an ex parte basis, without notice to the Company, and without regard to the value of the Collateral.

23. Effect and Construction of Agreement. Except as expressly provided herein, the Loan Documents shall remain in full force and effect in accordance with their respective terms, and this Agreement shall not be construed to (a) impair the validity, perfection or priority of any lien or security interest securing the Indebtedness, (b) waive or impair any rights, powers or remedies of the Bank under the Loan Documents upon termination of the Forbearance Period, (c) constitute an agreement by the Bank or require the Bank to extend the Forbearance Period, or grant additional forbearance periods, or extend the time for payment of any of the Indebtedness, or (d) make any loans or other extensions of credit to the Company after termination of the Forbearance Period. In the event of any inconsistency between the terms of this Agreement and any of the Loan Documents, this Agreement shall govern. The Company acknowledges that it has consulted with counsel and with such other experts and advisors as it has deemed necessary in connection with the negotiation, execution, and delivery of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Agreement or any part hereof to be drafted.

24. Notice. All notices or demands hereunder to parties hereto shall be sufficient if made in writing, sent by facsimile, and addressed to the parties respectively as follows:

If to the Bank:	The Huntington National Bank
2361 Morse Road, NC3W33
Columbus, OH 43229
Attn: Douglas Howard, Vice President
Fax No. 887-293-7417

With a copy to:	Porter, Wright, Morris & Arthur LLP
41 South High Street
Columbus, Ohio 43215
Attn: James P. Botti, Esq.
Fax No. (614) 227-2100

If to the Company:	Bioanalytical Systems, Inc.
2701 Kent Avenue
West Lafayette, Indiana 47906
Attention: Jacqueline M. Lemke, President
Fax No. (765) 497-1102

With a copy to:	Ice Miller LLP
One American Square, Suite 2900
Indianapolis, Indiana 46282
Attn: Stephen J. Hackman, Esq.
Fax No. (317) 592-4666

25. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Company and the Bank and their respective successors and assigns; provided, however, that the foregoing shall not authorize any assignment by the Company of their rights or duties hereunder. The Bank does not undertake to give or to do or refrain from doing anything directly to or for the benefit of any person other than the Company and, with respect to the Company, other than as described herein. Although third parties may incidentally benefit from this Agreement, there are no intended beneficiaries other than the Company and the Bank.

26. Indulgence; Modifications. No delay or failure of the Bank to exercise any right, power, or privilege hereunder shall affect such right, power or privilege, nor shall any single or partial exercise thereof preclude any further exercise thereof, nor the exercise of any other right, power or privilege. The rights of the Bank hereunder are cumulative and are not exclusive of any rights or remedies that the Bank would otherwise have except as modified herein. No amendment, modification, supplement, termination, consent, or waiver of or to any provision of this Agreement, or any of the Loan Documents, nor any consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by or on behalf of the Bank.

27. Governing Law and Service of Process. This Agreement is made in the State of Ohio and the validity, construction, interpretation, and enforcement of this Agreement, and the rights of the parties thereunder shall be determined under, governed by, and construed in accordance with the internal laws of the State of Ohio, without regard to principles of conflicts of law. Service of process, sufficient for personal jurisdiction in any action against any of the Company, may be made by registered or certified mail, return receipt requested, to the address set forth in Paragraph 24 hereof.

28. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement. Subject to Paragraph 15 hereof, this Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

29. Entire Agreement. This Agreement, together with any agreements, documents, and instruments executed and delivered pursuant hereto or in connection herewith, or incorporated herein by reference, contain the entire agreement of the parties hereto and no party shall be bound by anything not expressed in writing.

30. Severability. If any part, term, or provision of this Agreement is determined by a court to be illegal, unenforceable, or in conflict with any law of the State of Ohio, federal law, or any other applicable law, the validity and enforceability of the remaining portions or provisions of this Agreement shall not be affected thereby.

31. Reversal of Payments. If the Bank receives any payments or proceeds of Collateral that are subsequently invalidated, declared to be fraudulent or preferential, set aside, or required to be paid to a trustee, debtor-in-possession, receiver, or any other party under any bankruptcy law, common law, equitable cause, or otherwise, then, to such extent, the obligations or part thereof intended to be satisfied by such payments or proceeds shall be reserved and continue as if such payments or proceeds had not been received by the Bank.

32. Attorneys’ Fees. The Company shall reimburse the Bank promptly upon demand for all costs and expenses, including without limitation reasonable attorneys’ fees and expenses (without any requirement to produce a detailed time analysis), expended or incurred by the Bank (regardless whether arising out of any arbitration, judicial reference, or legal action), in connection with (a) the structuring, negotiation and preparation of, or the interpretation of, or the amendment or enforcement of, this Agreement and the Loan Documents, including without limitation during any workout, attempted workout and/or in connection with the rendering of legal advice as to the Bank’s rights, remedies and obligations under this Agreement or any of the Loan Documents, whether or not any form of legal proceeding has commenced, (b) collecting any sum that becomes due the Bank under this Agreement or any of the Loan Documents, (c) any proceeding for declaratory relief, any counterclaim to any proceeding, or any appeal, (d) the protection, preservation or enforcement of any rights or remedies of the Bank or any of the Collateral, whether or not any form of legal proceeding is commenced, or (e) any action to defend, protect, assert or preserve any of the Bank’s rights or remedies as a result of or related to any case or proceeding under Chapter 11 of the United States Code, as amended, or any similar law of any jurisdiction. All of such costs and expenses shall bear interest from the time of demand at the highest rate then in effect under the Loan Documents or this Agreement, and shall be considered part of the Indebtedness, as that term is defined in this Agreement.

33. Release of Claims and Waiver. The Company hereby releases, remises, acquits and forever discharges the Bank, and its respective employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations and related corporate divisions (all of the foregoing hereinafter called the “Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted, or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Agreement or any of the Loan Documents, including but not limited to claims relating to any settlement negotiations (all of the foregoing hereinafter called the “Released Matters”). The Company acknowledges that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. The Company represents and warrants to the Bank that it has not purported to transfer, assign, or otherwise convey any right, title, or interest it has in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

34. Further Assurances. The Company shall execute, acknowledge, and deliver or cause to be executed, acknowledged or delivered, any and all such further assurances and other agreements, or instruments, and take or cause to be taken all such other action as shall be reasonably necessary from time to time (a) to give full effect to this Agreement and the Loan Documents and the transactions contemplated thereby, and (b) to perfect and protect the liens and security interests created by this Agreement and/or the Loan Documents.

35. VENUE; JURISDICTION; JURY TRIAL WAIVER. THE BANK AND THE COMPANY HEREBY IRREVOCABLY:

(A) CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN COLUMBUS, OHIO;

(B) AGREE THAT VENUE SHALL BE PROPER IN ANY COURT OF COMPETENT JURISDICTION LOCATED IN COLUMBUS, OHIO;

(C) WAIVE ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS PARAGRAPH; AND

(D) WAIVE THEIR RIGHT TO TRIAL BY JURY IN ANY CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE LOAN DOCUMENTS.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereby have executed this Agreement as of the date first noted above.

THE COMPANY:

BIOANALYTICAL SYSTEMS, INC.

By:
Its:

THE BANK:

THE HUNTINGTON NATIONAL BANK

By: Douglas Howard, Vice President

REAFFIRMATION AND CONSENT OF GUARANTOR

The undersigned, BAS EVANSVILLE, INC., an Indiana corporation (the “Guarantor”), being the Guarantor under that certain Guaranty Agreement dated as of May 14, 2014 (the “Guaranty”), pursuant to which the Guarantor guaranteed the obligations of BIOANALYTICAL SYSTEMS, INC., an Indiana corporation (the “Company”) to THE HUNTINGTON NATIONAL BANK, a national banking association (the “Bank”) arising under the terms of that certain Credit Agreement dated as of May 14, 2014, entered into by and between the Company and the Bank, as amended by a First Amendment to Credit Agreement dated as of May 14, 2015, such Credit Agreement, as so amended, hereinafter (the “Loan Agreement”), hereby (i) consents to the execution of the foregoing Forbearance Agreement and Second Amendment to Credit Agreement to be entered into by and between the Company and the Bank (the “Forbearance Agreement”); (ii) agrees that the Obligations (as defined in the Guaranty) shall include the obligations of the Company to the Bank under the Forbearance Agreement and the Loan Agreement, as amended by the Forbearance Agreement; (iii) reaffirms its Obligations under, and agrees to be bound by, the terms of the Guaranty; (iv) reaffirms each warranty, representation, covenant and agreement made by it in the Guaranty, and (v) releases, remises, acquits and forever discharges the Released Parties from the Released Matters (as such terms are defined in the above Forbearance Agreement).

Further, the Guarantor acknowledges that while it may be the present practice of the Bank to obtain its consent to the execution and delivery of the Forbearance Agreement, the Bank may discontinue any such practice in the future and such discontinuance shall not be construed as a waiver of the Bank’s right, in its discretion, to enter into any further amendment to grant any further waivers or forbearance of any of the terms and conditions of the Agreement without the consent of the Guarantor, and the Bank’s failure to request or obtain the consent of the Guarantor to any such amendment or waiver shall not affect the liability of the Guarantor to the Bank under the Guaranty.

IN WITNESS WHEREOF, the Guarantor has executed this Reaffirmation and Consent of Guarantor by its duly authorized officer as of April __, 2016.

BAS EVANSVILLE, INC.

By:
Its:

Annex 1 To Forbearance Agreement and Second Amendment to Credit Agreement

Form of Short Form Copyright Security Agreement

Short Form Copyright Security Agreement, dated as of April __, 2016, by Bioanalytical Systems, Inc., an Indiana corporation (the “Grantor”), in favor of The Huntington National Bank (“Lender”).

W i t n e s s e t h:

Whereas, pursuant to the Credit Agreement, dated as of May 14, 2014 (as amended, modified or supplemented from time to time, including without limitation by that certain Forbearance Agreement and Second Amendment to Credit Agreement (the “Forbearance Amendment”) dated of even date herewith, the “Credit Agreement”) between Grantor and Lender, Lender has agreed to make extensions of credit to Grantor upon the terms and subject to the conditions set forth therein; and

Whereas, the Grantor is party to a Security Agreement dated as of May 14, 2016 in favor of Lender (the “Security Agreement”); and

Whereas, pursuant to the Forbearance Agreement, the Grantor is required to execute and deliver this Short Form Copyright Security Agreement.

Now, Therefore, in consideration of the premises and to induce Lender to enter into the Forbearance Agreement and to induce Lender to continue to make extensions of credit to Grantor pursuant to the Credit Agreement, the Grantor hereby agrees with Lender as follows:

Section 1.	Defined Terms

Unless otherwise defined herein, terms defined in the Credit Agreement or in the Security Agreement and used herein have the meaning given to them in the Credit Agreement or the Security Agreement. As used herein, the following capitalized terms shall have the following meanings:

“Copyright Licenses” means any written agreement naming any Grantor as licensor or licensee granting any right under any Copyright, including the grant of any right to copy, publicly perform, create derivative works, manufacture, distribute, exploit or sell materials derived from any Copyright.

“Copyrights” means (a) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any foreign counterparts thereof, and (b) the right to obtain all renewals thereof.

 A1-1

Section 2.	Grant of Security Interest in Copyright Collateral

The Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, hereby collaterally mortgages, pledges and hypothecates to Lender, and grants to Lender a lien on and security interest in, all of its right, title and interest in, to and under the following collateral of such Grantor (the “Copyright Collateral”):

(a) all of its Copyrights and Copyright Licenses to which it is a party, including, without limitation, those referred to on Schedule I hereto;

(b) all reissues, continuations or extensions of the foregoing; and

(c) all Proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present, future infringement or dilution of any Copyright or Copyright licensed under any Copyright License.

Section 3.	Security Agreement

The security interest granted pursuant to this Short Form Copyright Security Agreement is granted in conjunction with the security interest granted to Lender pursuant to the Security Agreement and the Grantor hereby acknowledges and affirms that the rights and remedies of Lender with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

[Signature Pages Follow]

 A1-2

In witness whereof, the Grantor has caused this Short Form Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,
Bioanalytical Systems, Inc., an Indiana corporation,
as Borrower and Grantor

By:
Name:
Title:

Accepted and Agreed
as of the date first above written:
The Huntington National Bank

By:
Name:
Title:

[Signature Page to Form of Short Form Copyright Security Agreement]

Acknowledgement of Grantor

State of _________	)
) ss.
County of ______________	)

On this ___ day of ___________, 2016, before me personally appeared ______________________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of BIOANALYTICAL SYSTEMS, INC., an Indiana corporation, who being by me duly sworn did depose and say that __he is an authorized representative of said entity, that said instrument was signed on behalf of said entity and that __he acknowledged said instrument to be the free act and deed of said entity.

____________________________
Notary Public

[Acknowledgment of Grantors for Short Form Copyright Security Agreement]

Schedule I

to

Short Form Copyright Security Agreement

Copyright Registrations

A. REGISTERED COPYRIGHTS

Copyright Number	Registration Date	Full Title	Claimant
TX0004962032	12/23/1998	Application of Bio Trap for on-line sample extraction : investigation of testosterone metabolism.	Bioanalytical Systems, Inc.
TX0004558363	5/9/1997	Artificial sweetners by pulsed amperometric detection.	Bioanalytical Systems, Inc.
TX0004915506	12/23/1998	Characterization of (nu3-C3H5)MO(CO)2(NCMe)2Cl compounds using cyclic voltammetry.	Bioanalytical Systems, Inc.
TX0004915503	12/23/1998	Correlation of redox potentials with frontier orbital energies.	Bioanalytical Systems, Inc.
TX0004901534	4/29/1999	Current separations.	Bioanalytical Systems, Inc.
TX0004901533	4/29/1999	Current separations.	Bioanalytical Systems, Inc.
TX0004969465	8/23/1999	Current separations.	Bioanalytical Systems, Inc.
TX0005010458	11/8/1999	Current separations.	Bioanalytical Systems, Inc.
TX0004683386	4/23/1998	Current separations.	Bioanalytical Systems, Inc.
TX0004734417	8/4/1998	Current separations.	Bioanalytical Systems, Inc.
TX0004608758	12/31/1997	Current separations.	Bioanalytical Systems, Inc.
TX0004611911	1/16/1998	Current separations.	Bioanalytical Systems, Inc.
TX0004915504	12/23/1998	Detection of dacarbazine and its major metabolite : using differential pulse voltammetry.	Bioanalytical Systems, Inc.
TX0004558361	5/9/1997	Determination of apraclonidine in microdialysates from eye vitreous humor by microbore LCEC.	Bioanalytical Systems, Inc.
TX0004971625	4/29/1999	Determination of basal acetylcholine in rat brain microdialysate.	Bioanalytical Systems, Inc.
TX0004915505	12/23/1998	Determination of carboplatin in serum.	Bioanalytical Systems, Inc.
TX0004804965	6/1/1998	Determination of melatonin in commercially available products by LCEC and LC/MS/MS.	Bioanalytical Systems, Inc.
TX0004804964	6/1/1998	Digital simulation of cyclic voltammetry : isomerization of [Rh(mu-t-Bu2P)(CO)2]2 / J. G. Gaudiello, T. C. Wright, R. A. Jones and A. J. Bard.	Bioanalytical Systems, Inc.
TX0004833607	8/4/1998	Electrochemical impedance spectroscopy.	Bioanalytical Systems, Inc.
TX0004833608	8/4/1998	Electrochemical impedance spectroscopy.	Bioanalytical Systems, Inc.
TX0004833609	8/4/1998	Electrochemical impedance spectroscopy.	Bioanalytical Systems, Inc.
TX0004833610	8/4/1998	Electrochemical impedance spectroscopy.	Bioanalytical Systems, Inc.
TX0004833611	8/4/1998	Electrochemical impedance spectroscopy.	Bioanalytical Systems, Inc.
TX0004558360	5/9/1997	Electrochemical impedance spectroscopy.	Bioanalytical Systems, Inc.
TX0004558359	5/9/1997	Electrochemical impedance spectroscopy.	Bioanalytical Systems, Inc.
TX0004558366	5/9/1997	Electrochemical impedance spectroscopy.	Bioanalytical Systems, Inc.
TX0004558365	5/9/1997	Electrochemical impedance spectroscopy.	Bioanalytical Systems, Inc.
TX0004558364	5/9/1997	Electrochemical impedance spectroscopy.	Bioanalytical Systems, Inc.
TX0004558367	5/9/1997	Electrochemical impedance spectroscopy.	Bioanalytical Systems, Inc.
TX0004558690	5/9/1997	Electrochemical impedance spectroscopy no. 3, Investigation of indium(III) and indium(I) in fused LiCL-KCL at 450 [degrees] C.	Bioanalytical Systems, Inc.
TX0004550128	5/9/1997	Handbook for microdialysis and in vivo sampling.	Bioanalytical Systems, Inc.
TX0004804966	6/1/1998	In vivo microdialysis sampling in skin : monitoring nicotine from a dermal patch.	Bioanalytical Systems, Inc.
TX0004632620	12/24/1997	Laboratory manual of microdialysis and in vivo sampling : a short course in surgical procedures and experimental parameters.	Bioanalytical Systems, Inc.
TX0004833612	8/4/1998	Peak potential separation for the cyclic voltammogram of a reversible process.	Bioanalytical Systems, Inc.
TX0004877335	10/19/1998	Raturn.dpr : ver. 1.0 / programmer, W. Gamini Gunaratna.	Bioanalytical Systems, Inc.
TX0004558362	5/9/1997	Sugars in beverages by pulsed amperometric detection.	Bioanalytical Systems, Inc.
TX0004558368	5/9/1997	Ultrafiltrate and microdialysis DL probe in vitro recoveries : electrolytes and meatbolites.	Bioanalytical Systems, Inc.

B.	COPYRIGHT APPLICATIONS

None.

C.	COPYRIGHT LICENSES

None.

 1

Annex 2 To Forbearance Agreement and Second Amendment to Credit Agreement

Form of Short Form Patent Security Agreement

Short Form Patent Security Agreement, dated as of April __, 2016, by Bioanalytical Systems, Inc., an Indiana corporation (the “Grantor”), in favor of The Huntington National Bank (“Lender”).

W i t n e s s e t h:

Whereas, pursuant to the Credit Agreement, dated as of May 14, 2014 (as amended, modified or supplemented from time to time, including without limitation by that certain Forbearance Agreement and Second Amendment to Credit Agreement (the “Forbearance Amendment”) dated of even date herewith, the “Credit Agreement”) between Grantor and Lender, Lender has agreed to make extensions of credit to Grantor upon the terms and subject to the conditions set forth therein; and

Whereas, the Grantor is party to a Security Agreement dated as of May 14, 2016 in favor of Lender (the “Security Agreement”); and

Whereas, pursuant to the Forbearance Agreement, the Grantor is required to execute and deliver this Short Form Patent Security Agreement.

Now, Therefore, in consideration of the premises and to induce Lender to enter into the Forbearance Agreement and to induce Lender to continue to make extensions of credit to Grantor pursuant to the Credit Agreement, the Grantor hereby agrees with Lender as follows:

Section 1.	Defined Terms

Unless otherwise defined herein, terms defined in the Credit Agreement or in the Security Agreement and used herein have the meaning given to them in the Credit Agreement or the Security Agreement. As used herein, the following capitalized terms shall have the following meanings:

“Patents” means (a) all letters patent of the United States, any other country or any political subdivision thereof and all reissues and extensions thereof, (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof and (c) all rights to obtain any reissues or extensions of the foregoing.

“Patent License” means all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use, import, sell or offer for sale any invention covered in whole or in part by a Patent.

Section 2.	Grant of Security Interest in Patent Collateral

The Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, hereby collaterally mortgages, pledges and hypothecates to Lender, and grants to Lender a lien on and security interest in, all of its right, title and interest in, to and under the following collateral of such Grantor (the “Patent Collateral”):

(a) all of its Patents and Patent Licenses to which it is a party, including, without limitation, those referred to on Schedule I hereto;

(b) all reissues, continuations or extensions of the foregoing; and

 A2-1

(c) all Proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future infringement or dilution of any Patent or any Patent licensed under any Patent License.

Section 3.	Security Agreement

The security interest granted pursuant to this Short Form Patent Security Agreement is granted in conjunction with the security interest granted to Lender pursuant to the Security Agreement and the Grantor hereby acknowledges and affirms that the rights and remedies of Lender with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

[Signature Pages Follow]

 A2-2

In witness whereof, the Grantor has caused this Short Form Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,
Bioanalytical Systems, Inc., an Indiana corporation,
as Borrower and Grantor

By:
Name:
Title:

Accepted and Agreed
as of the date first above written:
The Huntington National Bank

By:
Name:
Title:

 A2-3

Acknowledgement of Grantor

State of _________	)
) ss.
County of ______________	)

On this ___ day of ___________, 2016, before me personally appeared ______________________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of BIOANALYTICAL SYSTEMS, INC., an Indiana corporation, who being by me duly sworn did depose and say that __he is an authorized representative of said entity, that said instrument was signed on behalf of said entity and that __he acknowledged said instrument to be the free act and deed of said entity.

____________________________
Notary Public

[Acknowledgement of Grantors for Short Form Patent Security Agreement]

Schedule I

to

Short Form Patent Security Agreement

Patent Registrations

A.	REGISTERED PATENTS

Patent Number	Patent Grant Date	Title	Registered To
5,816,256	10/6/1998	MOVEMENT-RESPONSIVE SYSTEM FOR CONDUCTING TESTS ON FREELY-MOVING ANIMALS	Bioanalytical Systems, Inc.
6,062,224	5/16/2000	MOVEMENT-RESPONSIVE SYSTEM FOR CONDUCTING TESTS ON FREELY-MOVING ANIMALS	Bioanalytical Systems, Inc.
6,871,660	3/29/2005	PINCH VALVE AND METHOD OF OPERATING SAME	Bioanalytical Systems, Inc.
7,488,309	2/10/2009	DEVICE AND METHOD FOR DRUG DELIVERY TO ANIMALS	Bioanalytical Systems, Inc.
8,622,964	1/7/2014	METHOD FOR DRUG DELIVERY TO ANIMALS	Bioanalytical Systems, Inc.
9,078,605	7/14/2015	METHOD FOR FLUID COLLECTION FROM ANIMALS	Bioanalytical Systems, Inc.
9,066,698	6/30/2015	SYSTEMS AND METHODS FOR SAMPLE COLLECTION	Bioanalytical Systems, Inc.
8,932,234	1/13/2015	DEVICES, SYSTEMS, AND METHODS FOR THE COLLECTION OF BODY FLUIDS	Bioanalytical Systems, Inc.

B.	PATENT APPLICATIONS

Application Number	Application Date	Title	Applicant
14/563,481	12/8/2014	DEVICES, SYSTEMS, AND METHODS FOR THE COLLECTION OF BODY FLUIDS	Bioanalytical Systems, Inc.

C.	PATENT LICENSES

None.

 1

Annex 3 To Security Agreement

Form of Short Form Trademark Security Agreement

Short Form Trademark Security Agreement, dated as of April __, 2016, by Bioanalytical Systems, Inc., an Indiana corporation (the “Grantor”), in favor of The Huntington National Bank (“Lender”).

W i t n e s s e t h:

Whereas, pursuant to the Credit Agreement, dated as of May 14, 2014 (as amended, modified or supplemented from time to time, including without limitation by that certain Forbearance Agreement and Second Amendment to Credit Agreement (the “Forbearance Amendment”) dated of even date herewith, the “Credit Agreement”) between Grantor and Lender, Lender has agreed to make extensions of credit to Grantor upon the terms and subject to the conditions set forth therein; and

Whereas, the Grantor is party to a Security Agreement dated as of May 14, 2016 in favor of Lender (the “Security Agreement”); and

Whereas, pursuant to the Forbearance Agreement, the Grantor is required to execute and deliver this Short Form Trademark Security Agreement.

Now, Therefore, in consideration of the premises and to induce Lender to enter into the Forbearance Agreement and to induce Lender to continue to make extensions of credit to Grantor pursuant to the Credit Agreement, the Grantor hereby agrees with Lender as follows:

Section 1.	Defined Terms

Unless otherwise defined herein, terms defined in the Credit Agreement or in the Security Agreement and used herein have the meaning given to them in the Credit Agreement or the Security Agreement. As used herein, the following capitalized terms shall have the following meanings:

“Trademark License” means any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark.

“Trademarks” means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and, in each case, all goodwill associated therewith, whether now existing or hereafter adopted or acquired, all registrations and recordings thereof and all applications in connection therewith, in each case whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, and (b) the right to obtain all renewals thereof.

 A3-1

Section 2.	Grant of Security Interest in Trademark Collateral

The Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, hereby collaterally mortgages, pledges and hypothecates to Lender, and grants to Lender a lien on and security interest in, all of its right, title and interest in, to and under the following collateral of such Grantor (the “Trademark Collateral”):

(a) all of its Trademarks and Trademark Licenses to which it is a party, including, without limitation, those referred to on Schedule I hereto;

(b) all reissues, continuations or extensions of the foregoing;

(c) all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark License; and

(d) all Proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present, future (i) infringement or dilution of any Trademark or Trademark licensed under any Trademark License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License.

Section 3.	Security Agreement

The security interest granted pursuant to this Short Form Trademark Security Agreement is granted in conjunction with the security interest granted to Lender pursuant to the Security Agreement and the Grantor hereby acknowledges and affirms that the rights and remedies of Lender with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

[Signature Pages Follow]

 A3-2

In witness whereof, the Grantor has caused this Short Form Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,
Bioanalytical Systems, Inc., an Indiana corporation,
as Borrower and Grantor

By:
Name:
Title:

Accepted and Agreed
as of the date first above written:
The Huntington National Bank

By:
Name:
Title:

[Signature Page to Form of Short Form Trademark Security Agreement]

Acknowledgement of Grantors

State of _________	)
) ss.
County of ______________	)

On this ___ day of ___________, 2016, before me personally appeared ______________________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of BIOANALYTICAL SYSTEMS, INC., an Indiana corporation, who being by me duly sworn did depose and say that __he is an authorized representative of said entity, that said instrument was signed on behalf of said entity and that __he acknowledged said instrument to be the free act and deed of said entity.

____________________________
Notary Public

[Acknowledgement of Grantors for Short Form Trademark Security Agreement]

 Annex 8 To Security Agreement

Form of Short Form Motor Vehicle Security Agreement

Schedule I

to

Short Form Trademark Security Agreement

Trademark Registrations

A.	REGISTERED TRADEMARKS

Registration Number	Registration Date	Mark Name	Registerd To
2,431,031	2/27/2001	CULEX	Bioanalytical Systems, Inc.
2,905,896	11/30/2004	BASI	Bioanalytical Systems, Inc.
2,870,169	8/3/2004	EMPIS	Bioanalytical Systems, Inc.

B.	TRADEMARK APPLICATIONS

None.

C.	TRADEMARK LICENSES

None.

 1